Income Taxes	12 Months Ended
Apr. 30, 2018
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Income Taxes
18.	Income Taxes

Current and deferred income tax expenses differ from the amount that would result from applying the Canadian statutory income tax rates to the Company’s earnings before income taxes. This difference is reconciled as follows:

For the periods ended	April 30, 2018	April 30, 2017
(Loss) Earnings before income taxes	$(17,945)	$4,361
Income tax expense (recovery) at statutory rate	(5,981)	1,134
Difference from higher statutory tax rates on earnings of foreign subsidiaries	(917)	—
Permanent Difference	—	(1,286)
Effect of Mexican mining royalty tax (SMD) on deferred income tax liabilities	(375)	(3,568)
Recognition of previously unrecognized non-capital loss carry forward and other deductible tax benefits	1,328	859

Income tax (recovery) expense	$(5,945)	$(2,861)

In September 2017, the British Columbia (BC) Provincial Government of Canada proposed changes to the general corporate income tax rate to increase the rate from 11% to 12% effective January 1, 2018 and onwards. This change in tax rate was substantively enacted on October 26, 2017. The relevant deferred tax balances have been measured to reflect the increase in the Company’s combined Federal and Provincial (BC) general corporate income tax rate from 26% to 27%. The significant components of the Company’s deferred income tax assets and liabilities are as follows:

	April 30, 2018	April 30, 2017
Deferred income tax assets (liabilities):
Mining interest, plant and equipment	$(4,235)	$(7,805)
Payments to defer	(172)	(31)
Insurance	(14)	(14)
Reclamation and closure costs provision	956	1,018
Exploration assets	(368)	(346)
Expenses reserve	255	146
Pension-fund reserve	200	121
Deferred mining tax	(1,193)	(1,670)
Non-capital losses and other deductible tax benefits	5,316	4,682
Sale on San Pedrito	—	(2,138)
Other	(748)	(723)

Deferred income tax liabilities, net	$(3)	$(6,460)

	April 30, 2018	April 30, 2017
Non-Capital losses	$7,580	$19,375
Property and equipment	—	1,585
Exploration and evaluation assets	22,497	30,077

	$30,077	$24,637

The Non-Capital losses are set to expire between 2026 and 2038 while the remaining loss carry forwards have no set expiry date. In accordance with Mexican tax law, Bernal is subject to income tax. Income tax is computed taking into consideration the taxable and deductible effects of inflation, such as depreciation calculated on restated asset values. Taxable income is increased or reduced by the effects of inflation on certain monetary assets and liabilities through an inflationary component.

Mexico Tax Reform

During December 2013, the 2014 Tax Reform (the “Tax Reform”) was published in Mexico’s official gazette with changes taking effect January 1, 2014. The Tax Reform included the implementation of a 7.5% Special Mining Duty (“SMD”) and a 0.5% Extraordinary Mining Duty (“EMD”). The Company has taken the position that SMD is an income tax under IAS 12 Income tax, as it is calculated based on a form of earnings before income tax less certain specified costs. The EMD is a calculation based on gross revenue and is therefore not considered an income tax. Both the SMD and EMD will be deductible for income tax purposes.

Management is currently disputing the SMD, in a joint action lawsuit with other Mexican mining companies, with the applicable Mexican government authority. Management believes that the SMD is unconstitutional and should be overturned. In accordance with IFRS reporting standards, however, the estimated effect of the SMD has been accrued to the current and deferred income tax provisions as stated above. Should the Company be successful in overturning the SMD, in whole or in part, the accrued tax liabilities stated above will be reversed to recovery of income taxes in the applicable period.